EXHIBIT 32


CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002



     The undersigned, Stewart E. McClure, Jr. and Gerard Riker hereby jointly certify as follows:

They  are  the  Chief  Executive  Officer  and  the  Chief  Financial   Officer,
respectively, of Somerset Hills Bancorp (the "Company");

To the best of their knowledge, the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By: /s/ Stewart E. McClure, Jr.
-------------------------------
STEWART E. MCCLURE, JR.
President, Chief Executive Officer
and Chief Operating Officer

Date: March 25, 2004



By: /s/ Gerard Riker
----------------------------
GERARD RIKER
Executive Vice President and
Chief Financial Officer

Date: March 25, 2004



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